________________________________________________________________________________


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 18, 2004


                             UNIONBANCAL CORPORATION
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


          Delaware                     001-15081                94-1234979
_____________________________         ___________         ______________________
(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                 File No.)          Identification Number)


         400 California Street
       San Francisco, California                                      94104-1302
________________________________________                              __________
(Address of principal executive offices)                              (Zip Code)


                                 (415) 765-2969
              ____________________________________________________
              (Registrant's telephone number, including area code)


                                       N/A
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS


         Exhibit 99.1 attached to this report is incorporated herein by reference. Exhibit 99.1 is a written agreement by and between Union Bank of California International and the Federal Reserve Bank of New York.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  EXHIBITS:

         The exhibit list called for by this item is incorporated by reference to the Exhibit Index filed as part of this report.

                                    SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


Dated:   October 19, 2004


                                         UNIONBANCAL CORPORATION


                                         By: /s/ DAVID I. MATSON
                                             _____________________________
                                                 David I. Matson
                                                 Chief Financial Officer
                                                 (Duly Authorized Officer)

                                  EXHIBIT INDEX


Exhibit
 Number                                   Description
_______                                   ____________

  99.1 Written agreement by and between Union Bank of California International and the Federal Reserve Bank of New York dated October 18, 2004